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                           BERGER LARGE CAP VALUE FUND

                       SUPPLEMENT DATED DECEMBER 19, 2001
                     TO PROSPECTUS DATED SEPTEMBER 28, 2001

                       BERGER INFORMATION TECHNOLOGY FUND

                       SUPPLEMENT DATED DECEMBER 19, 2001
                      TO PROSPECTUS DATED JANUARY 29, 2001



On December 19, 2001, Berger LLC ("Berger") and Bay Isle Financial Corp. ("Bay Isle") entered into a definitive agreement in which Berger will acquire Bay Isle. The transaction is expected to close on December 31, 2001. After the close of the transaction, Berger portfolio managers Bill Schaff and Steve Block will remain portfolio managers of the Berger Large Cap Value Fund. Although the sub-advisory agreement between Berger and Bay Isle concerning the Information Technology Fund will terminate upon the close, Mr. Schaff will continue to manage the Berger Information Technology Fund in his capacity as a Berger portfolio manager. Berger will continue as adviser to the Funds pursuant to the existing advisory agreements.

The "Organization of the Berger Funds Family" and "Organization of the Fund" sections of the Funds' respective Prospectuses are amended accordingly.